EXHIBIT 4.1

NUMBER		SHARES

[SYMBOL]	INCORPORATED UNDER THE LAWS OF STATE OF DELAWARE	CUSIP

HEADWATERS

INCORPORATED

AUTHORIZED COMMON

STOCK: 100,000,000 SHARES

PAR VALUE: $.001 PER SHARE

SEE REVERSE FOR

CERTAIN DEFINITIONS

This Certifies that

is the record holder of

Shares of

Headwaters Incorporated

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this

Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

By:	HEADWATERS INCORPORATED CORPORATE SEAL DELAWARE

Chief Financial Officer		Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common

TEN ENT—	as tenants by the entireties

JT TEN—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—		Custodian

	(Cust)		(Minor)
	Under Uniform Gifts to Minors Act			(State)

Additional Abbreviations may also be used though not in the above list.

For value received,                              hereby sell, assign and transfer unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                      Attorney to transfer the said Units on the books of the within named Company with full power of substitution in the premises.

Dated: __________________________

Notice:	The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

(please have signature guaranteed by a National Bank through its officer or by a member firm of a major stock exchange)